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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                            _______________________


                                   FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                            _______________________

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                     NOVEMBER 26, 2003 (NOVEMBER 25, 2003)


                               AURORA FOODS INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



         Delaware                       001-14255               94-3303521
(STATE OR OTHER JURISDICTION      (COMMISSION FILE NO.)      (I.R.S. EMPLOYER
    OF INCORPORATION OR                                   IDENTIFICATION NUMBER)
       ORGANIZATION)

              11432 Lackland Road                             63146
              St. Louis, Missouri                           (ZIP CODE)
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)




                               (314) 801 - 2300
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                      N/A
      (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR, IF APPLICABLE)


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ITEM 1(b).  CHANGES IN CONTROL OF REGISTRANT.

         On November 25, 2003, Aurora Foods Inc. (the "Company") announced that it entered into a definitive agreement (the "Merger Agreement") with Crunch Equity Holding, LLC ("Purchaser"), a company owned by J.P. Morgan Partners LLC ("JPMP"), J.W. Childs Equity Partners III, L.P. ("JWC"), and C. Dean Metropoulos and Co. ("CDM") with regard to its previously announced Letter of Intent with JPMP, JWC, CDM, and an informal committee of bondholders representing approximately 50% of the Company's outstanding senior subordinated notes. Under the terms of the Merger Agreement, the Company will undertake a comprehensive restructuring transaction in which it will be combined with Pinnacle Foods Holding Corporation ("Pinnacle"). The Merger Agreement provides that the restructuring transaction will be effected through a prearranged bankruptcy reorganization case.

         Aurora also announced that the restructuring transaction, as previously disclosed to its senior lenders, has received the support of such lenders. In addition, an informal committee of bondholders representing approximately $202.7 million of the Company's $400 million in senior subordinated notes participated in the negotiation of the transaction.

         The transaction is subject to a number of conditions, including completion of due diligence on Pinnacle by Aurora and the informal committee of bondholders, receipt of financing, bankruptcy court approvals, and regulatory approvals. The agreement is terminable under certain circumstances, including termination by either party if the transaction does not close by March 31, 2004. No assurance can be given that the definitive agreement will become effective, the conditions to closing the transaction will be satisfied, or that the transaction ultimately will be consummated. Upon effectiveness of the definitive agreement, the Company's previous agreement with JWC (announced on July 14, 2003) will be terminated.

         The Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The press release issued by the Company on November 25, 2003 is attached hereto as Exhibit 99 and is incorporated herein by reference.

ITEM 7.  EXHIBITS.


(c) Exhibits.

Exhibit No.             Description
----------              -----------
2.1                     Agreement and Plan of Reorganization and Merger, dated
                        as of November 25, 2003, by and between Aurora Foods
                        Inc. and Crunch Equity Holding, LLC

99                      Press Release, dated November 25, 2003


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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         AURORA FOODS INC.


                                         By:    /s/ Richard A. Keffer
                                                -------------------------------
                                         Name:    Richard A. Keffer
                                         Title:   General Counsel and Secretary



November 25, 2003

                               AURORA FOODS INC.
                          CURRENT REPORT ON FORM 8-K
                        REPORT DATED NOVEMBER 26, 2003



                                       EXHIBIT INDEX

Exhibit No.              Description
----------               -----------
2.1                      Agreement and Plan of Reorganization and Merger,
                         dated as of November 25, 2003, by and between Aurora
                         Foods Inc. and Crunch Equity Holding, LLC

 99                      Press Release, dated November 25, 2003